SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549





                                 FORM 8-K/A
                              (Amendment No.1)
                        AMENDMENT TO CURRENT REPORT


  Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event) February 4, 1999





                 ASSOCIATES CORPORATION OF NORTH AMERICA
          (Exact name of registrant as specified in its charter)




            DELAWARE
(State or other jurisdiction of incorporation)

(Commission File Number)        1-6154
(I.R.S. Employer
Identification Number)          74-1494554





250 E. Carpenter Freeway, Irving, Texas                          75062-2729
(Address of principal executive offices)                         (Zip Code)





Registrant's telephone number, including area code (972) 652-4000

Reference is made to the Current Report on Form 8-K filed by Associates First Capital Corporation on January 5, 1999 (the "Form 8-K"). Pursuant to Rule 12b-15 of the Securities Exchange Act of 1934, as amended, the Form 8-K is hereby amended and restated to read in its entirety as follows:

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

     The following exhibits relate to the Registrant's Registration No. 333-62861 on Form S-3 with respect to which the Registrant commenced an offering on February 4, 1999 of  $500,000,000
principal amount of 5 1/2% Senior Notes due February 15, 2002 and
$500,000,000 principal amount of 5 1/2% Senior Notes due
February 15, 2004:

     4(a) -    Specimen Form of Note


                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ASSOCIATES CORPORATION OF
                                     NORTH AMERICA



                                     By: /s/ Marvin T. Runyon, III
                                         Senior Vice President



Date: February 8, 1999
                             INDEX TO EXHIBITS



Exhibit
Number

4(a)    -    Specimen Form of Note



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